UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE
United States Patent and Trademark Office
Address: COMMISSIONER FOR PATENTS
P.O. Box 1450
Alexandria, Virginia 22313-1450
www.uspto.gov

APPLICATION NO.	FILING DATE	FIRST NAMED INVENTOR	ATTORNEY DOCKET NO.	CONFIRMATION NO.
90/008,728	08/13/2007	6,393,992	10228.13	2099

22242 7590 09/20/2007

FITCH EVEN TABIN AND FLANNERY
120 SOUTH LA SALLE STREET
SUITE 1600
CHICAGO, IL 60603-3406

EXAMINER	

ART UNIT	PAPER NUMBER

DATE MAILED: 09/20/2007

Please find below and/or attached an Office communication concerning this application or proceeding.

Application Number	Application/Control No.	Applicant(s)/Patent Under Reexamination
	90/008,728	6,393,992
	Examiner	**Art Unit**
	Jeffrey R. Jastrzab	3993

Commissioner for Patents
United States Patent and Trademark Office
P.O. Box 1450
Alexandria, VA 22313-1450
www.uspto.gov

9/20/07

THIRD PARTY REQUESTER'S CORRESPONDENCE ADDRESS

SECURITY WITH ADVANCED TECHNOLOGY, INC.

10855 DOVER STREET

SUITE 1000

WESTMINSTER, CO 80021

EX PARTE REEXAMINATION COMMUNICATION TRANSMITTAL FORM

REEXAMINATION CONTROL NO 90/008728

PATENT NO. 6,393,992

ART UNI 3993

Enclosed is a copy of the latest communication from the United States Patent and Trademark Office in the above identified ex parte reexamination proceeding (37 CFR 1.550(f)).

Where this copy is supplied after the reply by requester, 37 CFR 1.535, or the time for filing a replly has passed, no submission on behalf of the ex parte reexamination requester will be acknowledged or considered (37 CFR 1.550(g)).

Order Granting / Denying Request For Ex Parte Reexamination	**Control No.**	**Patent Under Reexamination**	
	90/008,728	6,393,992	
	Examiner	**Art Unit**	
	Jeffrey R. Jastrzab	3993	

--The MAILING DATE of this communication appears on the cover sheet with the correspondence address--

The request for *ex parte* reexamination filed _13 August 2007_ has been considered and a determination has been made. An identification of the claims, the references relied upon, and the rationale supporting the determination are attached.

Attachments: a)☐ PTO-892, b)☐ PTO/SB/08, c)☒ Other: _1449_

1. ☒ The request for *ex parte* reexamination is GRANTED.

RESPONSE TIMES ARE SET AS FOLLOWS:

For Patent Owner's Statement (Optional): TWO MONTHS from the mailing date of this communication (37 CFR 1.530 (b)). **EXTENSIONS OF TIME ARE GOVERNED BY 37 CFR 1.550(c).**

For Requester's Reply (optional): TWO MONTHS from the **date of service** of any timely filed Patent Owner's Statement (37 CFR 1.535). **NO EXTENSION OF THIS TIME PERIOD IS PERMITTED.** If Patent Owner does not file a timely statement under 37 CFR 1.530(b), then no reply by requester is permitted.

2. ☐ The request for *ex parte* reexamination is DENIED.

This decision is not appealable (35 U.S.C. 303(c)). Requester may seek review by petition to the Commissioner under 37 CFR 1.181 within ONE MONTH from the mailing date of this communication (37 CFR 1.515(c)). **EXTENSION OF TIME TO FILE SUCH A PETITION UNDER 37 CFR 1.181 ARE AVAILABLE ONLY BY PETITION TO SUSPEND OR WAIVE THE REGULATIONS UNDER 37 CFR 1.183.**

In due course, a refund under 37 CFR 1.26 (c) will be made to requester:

a) ☐ by Treasury check or,

b) ☐ by credit to Deposit Account No. _____, or

c) ☐ by credit to a credit card account, unless otherwise notified (35 U.S.C. 303(c)).

Jeffrey R. Jastrzab
Central Reexamination Examiner
Art Unit: 3993

cc:Requester (if third party requester)

Decision Granting *Ex Parte* Reexamination

A substantial new question of patentability affecting claims 1-17 of United States Patent Number 6,393,992 is raised by the request for *ex parte* reexamination.

Substantial New Question

The substantial new question of patentability (SNQP) is based on:

U.S. Patent No. 5,361,700 to Carbone

U.S. Patent No. 5,791,327 to Riggs et al.

U.S. Patent No. 3,951,070 to Flatau et al.

U.S. Patent No. 3,921,614 to Fogelgren

U.S. Patent No. 4,976,202 to Honigsbaum

U.S. Patent No. 5,254,379 to Kotsiopoulos

L. E. L. Rasmussen, *Evidence For The Effectiveness Of An Oleo-Resin Capsicum Aerosol As A Repellent Against Wild Elephants In Zimbabwe*, PACHYDERM, No. 21, 1996.

A discussion of the specifics now follows:

Issues Raised by the Requester

Issue i.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103 as to claim 1 of the PepperBall patent is raised by U.S. Patent No.

5,361,700 to Carbone (the "Carbone '700 patent") in view of U.S. Patent No. 5,791,327 to Riggs et al. (the "Riggs '327 patent") and admissions by the Applicants.

Issue ii.

The Requester states that a substantial new question of patentability under 35 U.S.C. §102 as to claims 1,2, 3, 4, 5, 6, 10, 11, 12, 13 and 17 of the PepperBall patent is raised by U.S. Patent No. 3,951,070 to Flatau et al. (the "Flatau '070 patent").

Issue iii.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103 as to claims 3, 11 and 17 of the PepperBall Patent is raised by the Flatau '070 patent in view of U.S. Patent No. 3,921,614 to Fogelgren (the "Fogelgren '614 patent") and admissions by the Applicants.

Issue iv.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103 as to claims 7, 9, 14 and 16 of the PepperBall Patent is raised by the Flatau '070 patent in view of U.S. Patent No. 4,976,202 to Honigsbaum (the "Honigsbaum '202 patent") and admissions by the Applicants.

Issue v.

The Requester states that a substantial new question of patentability under 35 U.S.C. § 103 as to claims 8, 9, 15 and 16 of the PepperBall Patent is raised by the Flatau '070 patent in view of U.S. Patent No. 5,254,379 to Kotsiopoulos (the "Kotsiopoulos '379 patent") and admissions by the Applicants.

Issue vi.

The Requester states that a substantial new question of patentability under 35 U.S.C. § 103 as to claims 1-6, 10-13 and 17 of the PepperBall patent is raised by the Flatau '070 patent in view of the Riggs '327 patent and Osborn F.V. and L. E. L. Rasmussen, Evidence For The Effectiveness Of An Oleo-Resin Capsicum Aerosol As A Repellent Against Wild Elephants In Zimbabwe, PACHYDERM, No. 21, 1996 (the "Osborne publication") and admissions by the Applicants.

Issue vii.

The Requester states that a substantial new question of patentability under 35 U.S.C. § 103 as to claims 1, 2, 4, 5, 7, 10, 12 and 14 of the PepperBall patent is raised by the Honigsbaum '202 patent in view of the Riggs '327 patent and the Osborne publication and admissions by the Applicants.

Analysis of the Prior Art Provided in the Request

Issue i:

It is agreed that the consideration of U.S. Patent No. 5,361,700 to Carbone in view of U.S. Patent No. 5,791,327 to Riggs et al. and admissions by the Applicants (APA) raises a SNQP as to Claim 1 of the '992 Patent.

The above substantial new question of patentability is based solely on patents already cited in an earlier concluded examination of the patent being reexamined. On November 2, 2002, Public Law 107-273 was enacted. Title III, Subtitle A, Section 13105, part (a) of the Act revised the reexamination statute by adding the following new last sentence to 35 U.S.C. 303(a) and 312(a):

"The existence of a substantial new question of patentability is not precluded by the fact that a patent or printed publication was previously cited by or to the Office or considered by the Office."

For any reexamination ordered on or after November 2, 2002, the effective date of the statutory revision, reliance on previously cited/considered art, i.e., "old art," does not necessarily preclude the existence of a substantial new question of patentability (SNQ) that is based exclusively on that old art. Rather, determinations on whether a SNQ exists in such an instance shall be based upon a fact-specific inquiry done on a case-by-case basis.

In the present instance, there exists a SNQ based on Carbone and Riggs et al. A discussion of the specifics now follows:

As pointed out in the request on pages 18 through 26, Carbone teaches an irritant containing projectile with pepper as the irritant. Riggs et al. teaches a frangible projectile containing powdered pepper.

Carbone was fully considered during the prosecution of the '992 patent.

Riggs et al. was cited but was not fully considered by the Examiner since it was believed at the time that the priority date of the parent to '992, which predates the Riggs et al. patent, was applicable to Claim 1. However, since independent Claim 1 requires the limitations of a "substance contained within the volume and occupying at least about 50% of the volume" and "radially dispersing the powdered inhibiting substance proximate the target", which limitations were not supported in the original parent patent application, the claim, with respect to at least this subject matter, is only entitled to the filing date of the PepperBall continuation-in-part patent (i.e., April 9, 1999). Since the Riggs '327 was filed January 18, 1997 more than two years prior to the PepperBall patent, the Riggs '327 patent is in fact prior art to claim 1 of the PepperBall patent. It appears that the Examiner relied on Applicant's statement submitting that the subject matter recited in the claims is supported by the PepperBall '839 patent and thus, mistakenly cited the Riggs '327 patent as being of interest rather than prior art.

As such, the Carbone and Riggs et al. references are being viewed in a new light, as compared with their use in the earlier concluded examination, in view of the material new interpretation presented in the Request.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims

are patentable. Accordingly, consideration of Carbone in view of Riggs et al. and in view of APA by applicant raises a substantial new question of patentability as to Claim 1, which question has not been decided in a previous examination of the '992 Patent.

Issue ii:

It is agreed that the consideration of U.S. Patent No. 3,951,070 to Flatau et al. raises a SNQP as to Claims 1, 2, 3, 4, 5, 6, 10, 11, 12, 13 and 17 of the '992 Patent.

As pointed out in the request on pages 26 through 40, Flatau teaches a powdered payload in a frangible projectile that can be loaded by filling and dispensing apparatus, with "filling" being interpreted as inherently having the substance occupying at least 50% of the projectile volume. The teaching of a powder in excess of 50% of the projectile volume was not present in the prosecution of the '992 patent.

Further, there is a substantial likelihood that a reasonable examiner would consider this teaching important in deciding whether or not these claims are patentable. Accordingly, Flatau et al. raises a substantial new question of patentability as to Claims 1, 2, 3, 4, 5, 6, 10, 11, 12, 13 and 17 which question has not been decided in a previous examination of the '992 Patent.

Issue iii:

It is agreed that the consideration of U.S. Patent No. 3,951,070 to Flatau et al. in view of U.S. Patent No. 3,921,614 to Fogelgren and in view of the Admitted Prior Art (APA) raises a SNQP as to Claims 3, 11 and 17 of the '992 Patent.

As pointed out in the request in Issue ii., Flatau et al. raises a SNQP. It follows that consideration of Flatau in combination with the gas launcher teachings of Fogelgren, or those already of record, also raises a SNQP.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Flatau et al. in view of U.S. Patent No. 3,921,614 to Fogelgren and in view of Admitted Prior Art (APA) raises a substantial new question of patentability as to Claims 3, 11 and 17 which question has not been decided in a previous examination of the '992 Patent.

Issue iv:

It is agreed that the consideration of U.S. Patent No. 3,951,070 to Flatau et al. in view of in view of U.S. Patent No. 4,976,202 to Honigsbaum and in view of Admitted Prior Art (APA) raises a SNQP as to Claims 7, 9, 14 and 16 of the '992 Patent.

As pointed out in the request in Issue ii., Flatau et al. raises a SNQP. It follows that consideration of Flatau in combination with the weighing and solid substance teachings of Honigsbaum also to raises a SNQP.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Flatau et al. in view of Honigsbaum and in view of Admitted Prior Art (APA) raises a substantial new question of patentability as to Claims

7, 9, 14 and 16 which question has not been decided in a previous examination of the '992 Patent.

Issue v:

It is agreed that the consideration of U.S. Patent No. 3,951,070 to Flatau et al. in view of in view of in view of U.S. Patent No. 5,254,379 to Kotsiopoulos and in view of Admitted Prior Art (APA) raises a SNQP as to Claims 8, 9, 15 and 16 of the '992 Patent.

As pointed out in the request in Issue ii., Flatau et al. raises a SNQP. It follows that consideration of Flatau in combination with the weighing agent teachings of Kotsiopoulos also raises a SNQP.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Flatau et al. in view of Kotsiopoulos and in view of Admitted Prior Art (APA) raises a substantial new question of patentability as to Claims 8, 9, 15 and 16 which question has not been decided in a previous examination of the '992 Patent.

Issue vi:

It is agreed that the consideration of U.S. Patent No. 3,951,070 to Flatau et al. in view of in view of in view of in view of the Riggs '327 patent and F.V. Osborn and L. E. L. Rasmussen, Evidence For The Effectiveness Of An Oleo-Resin Capsicum Aerosol As A Repellent Against Wild Elephants In Zimbabwe, PACHYDERM, No. 21, 1996 and

in view of Admitted Prior Art (APA) raises a SNQP as to Claims 1-6, 10-13 and 17 of the '992 Patent.

As pointed out in the request in Issue ii., Flatau et al. raises a SNQP. As noted in Issue i., Riggs et al. was not fully considered during the prosecution of the '992 patent. It follows that consideration of Flatau in combination with the Riggs et al. teachings noted above and the F.V. Osborn and L. E. L. Rasmussen article, Evidence For The Effectiveness Of An Oleo-Resin Capsicum Aerosol As A Repellent Against Wild Elephants In Zimbabwe, PACHYDERM, No. 21, 1996, also raises a SNQP.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Flatau et al. in view of the Riggs '327 patent and F.V. Osborn and L. E. L. Rasmussen, Evidence For The Effectiveness Of An Oleo-Resin Capsicum Aerosol As A Repellent Against Wild Elephants In Zimbabwe, PACHYDERM, No. 21, 1996 and in view of Admitted Prior Art (APA) raises a substantial new question of patentability as to Claims 1-6, 10-13 and 17 which question has not been decided in a previous examination of the '992 Patent.

Issue vii:

It is agreed that the consideration of the Honigsbaum '202 patent in view of the Riggs '327 patent, the Osborn publication and in view of Admitted Prior Art (APA) raises a SNQP as to Claims 1, 2, 4, 5, 7, 10, 12 and 14 of the '992 Patent.

For the reasons set forth in Issue i. regarding Riggs et al., it follows that consideration of Riggs et al. in view of the Honigsbaum and Osborn teachings as well as in view of the APA also raises a SNQP.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Honigsbaum '202 patent in view of the Riggs '327 patent, the Osborne publication and in view of Admitted Prior Art (APA) raises a substantial new question of patentability as to Claims 1, 2, 4, 5, 7, 10, 12 and 14 which question has not been decided in a previous examination of the '992 Patent.

Service of Papers

After the filing of a request for reexamination by a third party requester, any document filed by either the patent owner or the third party requester must be served on the other party (or parties where two or more third party requester proceedings are merged) in the reexamination proceeding in the manner provided in 37 CFR 1.248. See 37 CFR 1.550(f).

Waiver of Right to File Patent Owner Statement

In a reexamination proceeding, Patent Owner may waive the right under 37 C.F.R. 1.530 to file a Patent Owner Statement. The document needs to contain a statement that Patent Owner waives the right under 37 C.F.R. 1.530 to file a Patent Owner Statement and proof of service in the manner provided by 37 C.F.R. 1.248, if the

request for reexamination was made by a third party requester, see 37 C.F.R 1.550(f). The Patent Owner may consider using the following statement in a document waiving the right to file a Patent Owner Statement:

WAIVER OF RIGHT TO FILE PATENT OWNER STATEMENT

Patent Owner waives the right under 37 C.F.R. 1.530 to file a Patent Owner Statement.

Extensions of Time

Extensions of time under 37 CFR 1.136(a) will not be permitted in these proceedings because the provisions of 37 CFR 1.136 apply only to "an applicant" and not to parties in a reexamination proceeding. Additionally, 35 U.S.C. 305 requires that *ex parte* reexamination proceedings "will be conducted with special dispatch" (37 CFR 1.550(a)). Extensions of time in *ex parte* reexamination proceedings are provided for in 37 CFR 1.550(c).

Amendment in Reexamination Proceedings

Patent owner is notified that any proposed amendment to the specification and/or claims in this reexamination proceeding must comply with 37 CFR 1.530(d)-(j), must be formally presented pursuant to 37 CFR 1.52(a) and (b), and must contain any fees required by 37 CFR 1.20(c). See MPEP § 2250(IV) for examples to assist in the preparation of proper proposed amendments in reexamination proceedings.

Submissions

In order to insure full consideration of any amendments, affidavits or declarations or other documents as evidence of patentability, such documents must be submitted in response to the first Office action on the merits (which does not result in a close of prosecution). Submissions after the second Office action on the merits, which is intended to be a final action, will be governed by the requirements of 37 CFR 1.116, after final rejection and by 37 CFR 41.33 after appeal, which will be strictly enforced.

Notification of Concurrent Proceedings

The patent owner is reminded of the continuing responsibility under 37 CFR 1.565(a), to apprise the Office of any litigation activity, or other prior or concurrent proceeding, involving Patent No. 6,393,992 throughout the course of this reexamination proceeding. Likewise, if present, the third party requester is also reminded of the ability to similarly apprise the Office of any such activity or proceeding throughout the course of this reexamination proceeding. See MPEP §§ 2207, 2282 and 2286.

NOTICE RE PATENT OWNER'S CORRESPONDENCE ADDRESS

Effective May 16, 2007, 37 CFR 1.33(c) has been revised to provide that:

The patent owner's correspondence address for all communications in an *ex parte* reexamination or an *inter partes* reexamination is designated as the correspondence address of the patent.

> *Revisions and Technical Corrections Affecting Requirements for Ex Parte and Inter Partes Reexamination*, 72 FR 18892 (April 16, 2007)(Final Rule)

The correspondence address for any pending reexamination proceeding not having the same correspondence address as that of the patent is, by way of this revision to 37 CFR 1.33(c), automatically changed to that of the patent file as of the effective date.

This change is effective for any reexamination proceeding which is pending before the Office as of May 16, 2007, including the present reexamination proceeding, and to any reexamination proceeding which is filed after that date.

Parties are to take this change into account when filing papers, and direct communications accordingly.

In the event the patent owner's correspondence address listed in the papers (record) for the present proceeding is different from the correspondence address of the patent, it is strongly encouraged that the patent owner affirmatively file a Notification of Change of Correspondence Address in the reexamination proceeding and/or the patent (depending on which address patent owner desires), to conform the address of the proceeding with that of the patent and to clarify the record as to which address should be used for correspondence.

Telephone Numbers for reexamination inquiries:

Reexamination and Amendment Practice	(571) 272-7703
Central Reexam Unit (CRU)	(571) 272-7705
Reexamination Facsimile Transmission No.	(571) 273-9900

All correspondence relating to this *ex parte* reexamination proceeding should be directed as follows:

By **U.S. Postal Service Mail** to:

Mail Stop *Ex Parte* Reexam
ATTN: Central Reexamination Unit
Commissioner for Patents
P.O. Box 1450
Alexandria, VA 22313-1450

By FAX to: (571) 273-9900
Central Reexamination Unit

By hand to: Customer Service Window
Randolph Building
401 Dulany St.
Alexandria, VA 22314

Any inquiry concerning this communication or earlier communications from the Reexamination Legal Advisor or Examiner, or as to the status of this proceeding, should be directed to the Central Reexamination Unit at telephone number (571) 272-7705.

/Jeffrey R. Jastrzab/
Jeffrey R. Jastrzab
Primary Examiner
Central Reexamination Unit
(571) 272-4947

Conferee /BMF/

Conferee ____

PTO/SB/08A (04-07)
Approved for use through 09/30/2007. OMB 0651-0031
U.S. Patent and Trademark Office; U.S. DEPARTMENT OF COMMERCE
Under the Paperwork Reduction Act of 1995, no persons are required to respond to a collection of information unless it contains a valid OMB control number.

Substitute for form 1449/PTO

INFORMATION DISCLOSURE STATEMENT BY APPLICANT

(Use as many sheets as necessary)

Sheet 1 of 2

Complete If Known	
Application Number	90/008,728
Filing Date	
First Named Inventor	Vasel
Art Unit	
Examiner Name	
Attorney Docket Number	10228.13

U. S. PATENT DOCUMENTS

Examiner Initials*	Cite No.[1]	Document Number Number-Kind Code[2 (if known)]	Publication Date MM-DD-YYYY	Name of Patentee or Applicant of Cited Document	Pages, Columns, Lines, Where Relevant Passages or Relevant Figures Appear
		US- 5361700	11-08-1994	Carbone	
		US- 5791327	08-11-1998	Riggs, et al.	
		US- 3951070	04-20-1976	Flatau, et al.	
		US- 3921614	11-25-1975	Fogelgren	
		US- 4976202	12-11-1990	Honigsbaum	
		US- 5254379	10-19-1993	Kotsiopoulos, et al.	
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FOREIGN PATENT DOCUMENTS

Examiner Initials*	Cite No.[1]	Foreign Patent Document Country Code[3] -Number[4] -Kind Code[5] (if known)	Publication Date MM-DD-YYYY	Name of Patentee or Applicant of Cited Document	Pages, Columns, Lines, Where Relevant Passages Or Relevant Figures Appear	T[6]

Examiner Signature		Date Considered	9/14/07

*EXAMINER: Initial if reference considered, whether or not citation is in conformance with MPEP 609. Draw line through citation if not in conformance and not considered. Include copy of this form with next communication to applicant. [1]Applicant's unique citation designation number (optional). [2]See Kinds Codes of USPTO Patent Documents at www.uspto.gov or MPEP 901.04. [3] Enter Office that issued the document, by the two-letter code (WIPO Standard ST.3). [4] For Japanese patent documents, the indication of the year of the reign of the Emperor must precede the serial number of the patent document. [5]Kind of document by the appropriate symbols as indicated on the document under WIPO Standard ST.16 if possible. [6]Applicant is to place a check mark here if English language Translation is attached.

Search Notes	Application/Control No. 90008728	Applicant(s)/Patent Under Reexamination 6,393,992
	Examiner Jastrzab, Jeffrey R	Art Unit 3993

SEARCHED

Class	Subclass	Date	Examiner

SEARCH NOTES

Search Notes	Date	Examiner
Reviewed Patent File	9/14/07	JRJ

INTERFERENCE SEARCH

Class	Subclass	Date	Examiner

UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE
United States Patent and Trademark Office
Address: COMMISSIONER FOR PATENTS
P.O. Box 1450
Alexandria, Virginia 22313-1450
www.uspto.gov

Bib Data Sheet

CONFIRMATION NO. 2099

SERIAL NUMBER	FILING OR 371(c) DATE	CLASS	GROUP ART UNIT	ATTORNEY DOCKET NO.
90/008,728	08/13/2007 RULE	102	3993	10228.13

APPLICANTS

6,393,992, Residence Not Provided;
PEPPERBALL TECHNOLOGIES INC. (OWNER), SAN DIEGO, CA;
SECURITY WITH ADVANCED TECHNOLOGY, INC. (3RD.PTY.REQ.), WESTMINSTER, CO;
SECURITY WITH ADVANCED TECHNOLOGY,INC., WESTMINSTER, CO

** CONTINUING DATA *************************

This application is a REX of 09/289,258 04/09/1999 PAT 6,393,992
which is a CIP of 08/751,709 11/18/1996 PAT 5,965,839

** FOREIGN APPLICATIONS ********************

	STATE OR COUNTRY	SHEETS DRAWING	TOTAL CLAIMS	INDEPENDENT CLAIMS
Foreign Priority claimed ☐ yes ☑ no 35 USC 119 (a-d) conditions met ☐ yes ☐ no ☐ Met after Allowance Verified and Acknowledged Examiner's Signature Initials			17	2

ADDRESS
22242

TITLE

NON-LETHAL PROJECTILE FOR DELIVERING AN INHIBITING SUBSTANCE TO A LIVING TARGET

FILING FEE RECEIVED	FEES: Authority has been given in Paper	
2520	FEES: Authority has been given in Paper No. ________ to charge/credit DEPOSIT ACCOUNT No. ________ for following:	☐ All Fees ☐ 1.16 Fees (Filing) ☐ 1.17 Fees (Processing Ext. of time) ☐ 1.18 Fees (Issue) ☐ Other ________ ☐ Credit

Reexamination	Application/Control No.	Applicant(s)/Patent Under Reexamination
	90008728	6,393,992
	Certificate Date	**Certificate Number**

Requester Correspondence Address: ☐ Patent Owner ☒ Third Party
Ronald C. Gorsche, Jr. Brownstein Hyatt Farber Schreck, PC 410 Seventeenth Street Denver, CO 80202

LITIGATION REVIEW ☒	JRJ (examiner initials)	09/14/2007 (date)
Case Name		Director Initials
Pepperball Technologies Inc v. Security With Advanced		AKJ or LM
Technology, Inc. et al. DCSD Calif. 3:07cv672		

COPENDING OFFICE PROCEEDINGS

TYPE OF PROCEEDING	NUMBER